UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to (§) 240.14a-12

(Name of Registrant As Specified In Its Charter)
KORN/FERRY INTERNATIONAL

  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
☑	No Fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

September 11, 2008
Dear Fellow Stockholder:
YOUR VOTE IS IMPORTANT
According to our latest records, we have not yet received your proxy for Korn/Ferry International’s annual meeting of stockholders to be held on September 23, 2008. Your Board of Directors recommends that stockholders vote “FOR” the nominees in proposal 1 and “FOR” proposals 2 and 3.
Please take a moment of your time to ensure that your shares are represented at the meeting by voting today—by telephone, via the Internet, or by signing and returning the enclosed proxy card in the envelope provided.
Thank you for your assistance.
Sincerely,
Paul C. Reilly
Chairman of the Board

Important
Telephone and Internet Voting is Available
Please follow the easy instructions on the enclosed proxy
card to vote by telephone or via the Internet.

This Proxy, when properly executed, will be voted in the manner directed by the stockholder. If no direction is given, this Proxy will be voted "FOR" the election of all nominees for election as directors, "FOR" the ratification of independent registered public accounting firm and "FOR" the approval of the Korn/Ferry International 2008 Stock Incentive Plan.

Please Mark Here for Address Change or Comments ☐
SEE REVERSE SIDE

1. To elect as Class 2011 Directors:

01 Debra Perry,
02 Gerhard Schulmeyer and
03 Harry You

FOR all nominees listed (except as marked to the contrary) ☐

WITHHOLD AUTHORITY to vote for all nominees listed at left ☐

INSTRUCTION: To withhold authority to vote for an individual nominee, check the "FOR" box and write the nominee's name in the space provided:

____

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal 2009.	☐	☐	☐
3. To approve the Korn/Ferry International 2008 Stock Incentive Plan.	☐	☐	☐
4. To act upon any other matters that may properly come before the meeting and any adjournments or postponements thereof.	☐	☐	☐

IMPORTANT PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Signature ____________________ Signature ____________________ Date __________

NOTE: (Please sign EXACTLY as your name appears on this card. Joint owners should each sign. Attorney-in-fact, executors, administrators, trustees, guardians or corporation officers should give their FULL title. This proxy shall be valid and may be voted regardless of the form of signature however.)

▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET
http://www.proxyvoting.com/kfy
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose **MLink**℠ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect**® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

PROXY FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby acknowle dges receipt of the accompanying Notice of Annual Meeting of Stockholders, to be held on September 23, 2008, and the related Proxy Statement and Korn/Ferry International’s Annual Report on Form 10-K for the fiscal year ended April 30, 2008, and hereby appoints Paul C. Reil y l and Gary D. Burnison, and each of them the attorney(s), agent(s) and proxy(ies) of the undersigned, wit h full power of substit ution, to vote all stock of Korn/Ferry International which the undersigned s i entitled to vote, for the matters indicated on the reverse side of this proxy card n i the manner desig nated on the reverse side, or if not indicated by the undersigned n i their discretion, and to vote in their discretion with respect to such other matters (including matter n i cident to the conduct of the meeting) as may properly come before the meeting and all adjournments and postponements thereof. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSALS. Address Change/Comments (Mark the corresponding box on the reverse side) FOLD AND DETACH HERE PRINT AUTHORIZATION (THI S BOXED AREA DO ES NOT PRIN T) To commence printing on this proxy card please sign, date and fax this card to: 212-691-9013 SIGNATURE:___DATE:___ TIME:___Registered Quantity (common)___1040___Broker Quantity___200___